EXHIBIT 10.1

DAVI LUXURY BRAND GROUP, INC.

SUBSCRIPTION AGREEMENT AND CONFIDENTIAL

PURCHASER QUESTIONNAIRE

Davi Luxury Brand Group, Inc.

9426 Dayton Way
Beverly Hills, CA 9021

Gentlemen:

Subscription. Subject to the terms and conditions of this subscription agreement (the "Subscription Agreement"), the undersigned subscriber (hereinafter, the "Purchaser") hereby irrevocably subscribes for and agrees to purchase shares of Common Stock (the “Common Stock”) of Davi Luxury Brand Group, Inc., a Nevada corporation (the "Company"), at a purchase price of $0.10 per share. The Purchaser hereby tenders this completed and executed Subscription Agreement to the Company, together with a check in such amount, payable to “Davi Luxury Brand Group, Inc.” If this subscription is for $100,000 or more, the Company shall, concurrently with the issuance of the shares of Common Stock to the Purchaser, also issue to the Purchaser a Common Stock purchase warrant (the “Warrant”). The Warrant shall have a term of one year from the date of issuance, shall entitle the Purchaser to purchase 25% of the number of shares of Common Stock subscribed for in this Subscription Agreement, and shall have an exercise price of $0.10 per share. (In the event that a Warrant is issued, references to “Common Stock” below in this Subscription Agreement shall also refer to the shares of Common Stock issuable upon the exercise of the Warrant.)

1.                    Acceptance of Subscription. The Purchaser acknowledges that the Company has the right to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf. The Subscription Agreement either will be accepted or rejected as promptly as practical after receipt. Upon rejection of this Subscription Agreement for any reason, all items received with this Subscription Agreement shall be returned to the Purchaser without deduction for any fee, commission or expense, and without interest with respect to any money received, and this Subscription Agreement shall be deemed to be null and void and of no further force or effect. The Purchaser understands and agrees that the acceptance of this subscription, or a part of this subscription, will in no way constitute a determination that an investment in the Common Stock is a suitable investment for the Purchaser.

2.                    Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents and warrants to and covenants with the Company as follows:

(a)                 The Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

(b)                 The Purchaser has reviewed the reports, forms or other information filed by the Company with the Securities and Exchange Commission since January 1, 2011 under the Securities Act and the Securities Exchange Act of 1934 (the foregoing materials being collectively referred to herein as the “SEC Reports”), including the “Risk Factors” contained therein. The Purchaser has relied solely upon the review of the SEC Reports and investigations made by or on behalf of the Purchaser or his representative in evaluating the suitability of an investment in the Company. Purchaser recognizes that an investment in the Company involves a high degree of risk;

(c)                 The Purchaser has been advised of the risks set forth in the Risk Factors contained in the SEC Reports, including (i) the risks regarding the Company’s financial position; (ii) that it may not be possible to readily liquidate this investment; (iii) the Company is an early stage development company that has only generated limited revenues from its operations; and (iv) the Company will need to raise additional capital in order to operate and fund its proposed operations;

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(d)                 The Purchaser's overall commitment to high risk investments is not disproportionate to his net worth; his investment in the Company will not cause such overall commitment to become excessive; and he can afford to bear the loss of his entire investment in the Company;

(e)                 The Purchaser has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Company;

(f)                  The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Common Stock is purchased occurs;

(g)                 The Purchaser has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company, or the Purchaser has employed the services of an independent investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to him and to evaluate the merits and risks of such an investment on the Purchaser's behalf;

(h)                 The Purchaser hereby acknowledges that the Purchaser has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission (the "SEC") because this offering is intended to be a non-public offering pursuant to Section 4(2) of the Securities Act. The Purchaser represents that the Purchaser's Common Stock is being purchased for the Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others. The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Common Stock (or the Warrant, if applicable) unless it is registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser represents that the Purchaser is familiar with Rule 144 promulgated under the Securities Act. The Purchaser understands that neither the Common Stock nor the Warrant, if applicable, have been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser's investment intention;

(i)                   The execution, delivery and performance by the Purchaser of the Subscription Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound; and, if the Purchaser is not an individual, will not violate any provision of the charter documents, by-laws, indenture of trust, partnership agreement or similar documents, as applicable, of the Purchaser. The signatures on the Subscription Agreement are genuine; and the signatory, if the Purchaser is an individual, has legal competence and capacity to execute the same, or, if the Purchaser is not an individual, the signatory has been duly authorized to execute the same; and the Subscription Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms;

(j)                   The Purchaser acknowledges that the Common Stock has not been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision, investors must rely on their own examination of the Company and the terms of the offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. The Common Stock (and the Warrant, if applicable) is subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom; and

(k)                 The Purchaser acknowledges that the Company may engage one or more finders, placement agents or registered broker-dealers in connection with the private placement of the securities subject to this Subscription Agreement and may pay a finder’s fee or placement commission to such finders, placement agents or registered broker-dealer.

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The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Common Stock. If, in any respect, those representations and warranties shall not be true and accurate prior to acceptance or rejection of this subscription by the Company pursuant to paragraph 2, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. The Purchaser agrees that the foregoing representations and warranties may be used as a defense in any actions relating to the Company or the sale of the Common Stock (or the Warrant, if applicable), and that it is only on the basis of such representations and warranties that the Company may be willing to accept the Purchaser's subscription for Common Stock.

3.                    Capitalization. The Company hereby represents and warrants to the Purchaser that the authorized capital stock of Company consists of 75,000,000 shares of common stock, of which a total of _________ shares of Common Stock are currently issued and outstanding. All of said issued and outstanding shares of Company are validly issued, fully paid and non-assessable. Other than as described in the SEC Reports, there are no outstanding subscriptions, options, calls, rights, warrants, convertible securities or other agreements or commitments obligating Company to issue, sell or otherwise dispose of or to purchase, redeem or otherwise acquire any shares of the capital stock of Company, except for ___________________.

4.                    Restrictions on Transfer. The Purchaser understands and agrees that the Common Stock (and the Warrant, if applicable) purchased pursuant to this subscription is being offered pursuant to Section 4(2) of the Securities Act, and that the securities may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from registration under such act (including Rule 144) and such laws which, in the opinion of counsel for the holder of such Common Stock, which counsel and opinion are reasonably satisfactory to counsel for the Company, is available. In this connection, the Purchaser represents that the Purchaser is familiar with Rule 144 promulgated under the Securities Act. The Purchaser also understands and agrees that the following legend shall appear on all certificates representing the Common Stock and that the Company may give appropriate instructions to the transfer agent for the Common Stock to enforce such restrictions:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS.

5.                    Purchaser Information. The Purchaser has furnished a completed and executed Questionnaire as part of the Subscription Agreement, the information in which is true and correct in all respects and which is hereby incorporated by reference herein.

6.                    Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Subscription Agreement.

7.                    Assignability. This Subscription Agreement is not transferable or assignable by the undersigned or any successor thereto.

8.                    Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without reference to the principles thereof relating to conflicts of law.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ____ day of _____, 2013.

Number of shares of Common Stock to be purchased: __________.

Amount Subscribed for: ______________ (no. of shares, times $0.10 per share).

If the Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY by more than one individual:

(Signature of Purchaser) (Name Typed or Printed) (Signature of any Co-Purchaser) (Name Typed or Printed)
(Mailing Address (if not residence) _________________________________________ City, State and Zip Code	Residence Address City, State and Zip Code E-Mail Address
Accepted as of this _____ day of _____, 2013. DAVI LUXURY BRAND GROUP, INC. By:

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DAVI LUXURY BRAND GROUP, INC.

CONFIDENTIAL PURCHASER QUESTIONNAIRE
(TO BE COMPLETED ONLY BY NATURAL PERSONS)

Name(s) of Purchaser(s):*

(1)

(2)

1.	Background Information.
a. Home Address:

b. Home Telephone:
c. Social Security #(s):
d. Bus. Address:
e. Bus. Telephone:
f. E-Mail Address:
g. Send Mail to:	______ Home ______ Office ______ E-Mail
2.	Type of Ownership.

Indicate type of ownership subscribed for (if other than for a single individual):

___________________________________________________________ (i.e. Joint Tenants with Rights of Survivorship, Tenants in Common, Tenants by the Entirety)

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3.	Purchaser Suitability.

Please indicate whichever of the following (if any) certifications apply to you:

(i) I certify that I am an “accredited investor” because I have an individual net worth** (or joint net worth with my spouse) in excess of $1,000,000 or total corporate assets of in excess of $5,000,000.

Yes ______No ______

(ii) I certify that I am an “accredited investor” because I had an individual income*** (not including any amounts attributable to my spouse or to property owned by my spouse) of more than $200,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes ______No ______

(iii) I certify that I am an "accredited investor' because I had a joint income with my spouse in excess of $300,000 in each of the previous two calendar years and I reasonably expect to reach the same income level in the current year.

Yes ______No ______

4.	Reliance by the Company.

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent, warrant and covenant to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company in determining whether the private sale in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act;

(ii) I will notify the Company immediately of any material change in any statement made herein or any event resulting in the omission of any statement required to be made herein that occurs prior to the acceptance of my subscription; and

(iii) I understand that an investment in the Common Stock involves a high degree of risk.

Dated: ____________, 2013	(Signature of Purchaser) (Name Type or Printed) (Signature of Co-Purchaser) (Name Typed or Printed)

*	If there is more than one Purchaser (other than husband and wife), a separate Confidential Purchaser Questionnaire must be completed for each such Purchaser.

** For purposes of this Questionnaire, your “net worth” is equal to the excess of your total assets at fair market value over your total liabilities, excluding from this calculation the value of your primary residence and the amount of any indebtedness secured by your primary residence (up to the fair value of the residence). The amount of any indebtedness secured by your primary residence in excess of the fair value of the residence must be included in total liabilities.

*** For purposes of this Questionnaire, "income" means adjusted gross income, as reported for Federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040 and (iii) any deduction claimed for depletion under Section 611 et. seq. of the Code.

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